UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2021

GM Financial Automobile Leasing Trust 2020-1

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-229068-04 (Commission File Number)	84-6927237 (I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Background

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business. Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare. On the Closing Date, for some of the transactions in Wells Fargo’s CTS business, Wells Fargo transferred its roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements (the “Roles”) to CTCNA or CDTC. For other transactions in Wells Fargo’s CTS business, Wells Fargo intends to transfer its Roles in stages after the Closing Date. The specific date of transfer of Roles for any such transaction in Wells Fargo’s CTS business is not known at this time.

On March 23, 2021, Wells Fargo Bank, WFDTC, CTCNA, CDTC, and CPU Ltd entered into a Servicing Agreement, which was amended and restated as of October 31, 2021 (as amended, the “Servicing Agreement”). For those transactions in Wells Fargo’s CTS business where one or more of its Roles did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”), CTCNA or CDTC will perform all or virtually all of such Roles on behalf of Wells Fargo as its agent pursuant to the Servicing Agreement. Any duties and responsibilities not performed by CTCNA or CDTC as agent pursuant to the Servicing Agreement will continue to be performed by Wells Fargo Bank. The Servicing Agreement became effective on the Closing Date for Non-Transferred Role(s) Transactions. Certain terms of the Servicing Agreement are summarized under Item 6.02.

GM Financial Automobile Leasing Trust 2020-1

The GM Financial Automobile Leasing Trust 2020-1 transaction is currently a Non-Transferred Role(s) Transaction. As of the Closing Date and pursuant to the Servicing Agreement, CTCNA will perform all or virtually all of Wells Fargo Bank’s roles as indenture trustee, administrative agent, collateral agent, paying agent, authenticating agent and/or certificate registrar pursuant to (i) the Second Amended and Restated Credit and Security Agreement (the “Credit and Security Agreement”), dated as of January 24, 2018, among ACAR Leasing Ltd. (the “Titling Trust”), Wells Fargo Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as lender (in such capacity, the “Lender”) and servicer (in such capacity, the “Servicer”), (ii) the Third Amended and Restated Servicing Agreement (the “APGO Servicing Agreement”), dated as of January 24, 2018, among the Titling Trust, the Servicer, APGO Trust and the Collateral Agent, (iii) the Indenture (the “Indenture”), dated as of January 2, 2020, among GM Financial Automobile Leasing Trust 2020-1 (the “Issuer”), Wells Fargo Bank, as indenture trustee (in such capacity, the “Indenture Trustee”), and the Servicer, (iv) the 2020-1 Exchange Note Supplement to the Credit and Security Agreement (the “Exchange Note Supplement”), dated as of January 2, 2020, among the Titling Trust, the Administrative Agent, the Collateral Agent, the Lender and the Servicer, (v) the 2020-1 Servicing Supplement to the APGO Servicing Agreement (the “Servicing Supplement”), dated as of January 2, 2020, among the Titling Trust, the Servicer, APGO Trust, the Collateral Agent and the Indenture Trustee, (vi) the Administration Agreement (the “Administration Agreement”), dated as of January 2, 2020, among the Issuer, the GMF Leasing LLC, as depositor, GM Financial, as administrator, and the Indenture Trustee and (vii) the Amended and Restated Trust Agreement (the “Trust Agreement,” and together with the Credit and Security Agreement, the APGO Servicing Agreement, the Indenture, the Exchange Note Supplement, the Servicing Supplement and the Administration Agreement, the “Transaction Documents”), dated as of January 2, 2020 between GMF Leasing LLC, as depositor, and Wilmington Trust Company, as owner trustee, and acknowledged and accepted by Wells Fargo Bank, as paying agent (in such capacity, the “Paying Agent”), authenticating agent (in such capacity, the “Authenticating Agent”) and certificate registrar (in such capacity, the “Certificate Registrar”); provided, that pursuant to the Transaction Documents, the appointment of CTCNA as agent to Wells Fargo Bank does not relieve Wells Fargo Bank of responsibility for its duties and obligations under the Transaction Documents. Any duties and responsibilities not performed by CTCNA as agent pursuant to the Servicing Agreement will continue to be performed by Wells Fargo Bank. The Servicing Agreement became effective for the GM Financial Automobile Leasing Trust 2020-1 transaction on the Closing Date and is attached hereto as Exhibit 99.1.

Item 6.02 Change of Servicer or Trustee.

Background

See the “Background” section in Item 1.01.

GM Financial Automobile Leasing Trust 2020-1

See the “GM Financial Automobile Leasing Trust 2020-1” section in Item 1.01.

Reg AB Disclosure for Computershare Trust Company, National Association

Reg AB Item 1108 and Item 1109 Disclosure

As of November 1, 2021, CTCNA is acting as agent for the Indenture Trustee, Administrative Agent, Collateral Agent, Paying Agent, Authenticating Agent and/or Certificate Registrar, as applicable, pursuant under the Transaction Documents. CTCNA is a national banking association and a wholly-owned subsidiary of CPU Ltd, an Australian financial services company with approximately $5.251 billion (USD) in assets as of June 30, 2021. CPU Ltd and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000. CTCNA provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000. The transaction parties may maintain commercial relationships with CTCNA and its affiliates. CTCNA maintains corporate trust offices for correspondence purposes at 600 South 4th Street, 7th Floor, Minneapolis, Minnesota 55415.

For the GM Financial Automobile Leasing Trust 2020-1 transaction and any transaction where Wells Fargo Bank’s roles did not transfer to CTCNA or CDTC on November 1, 2021, CTCNA or CDTC performs all or virtually all of Wells Fargo Bank’s obligations as its agent as of such date pursuant to the Servicing Agreement. Certain terms of the Servicing Agreement are summarized below.

As of November 1, 2021, CTCNA is acting as agent for the Indenture Trustee, Administrative Agent, Collateral Agent, Paying Agent, Authenticating Agent and/or Certificate Registrar, as applicable, pursuant under the Transaction Documents. CTCNA has provided corporate trust related services since 2000 through its predecessors and affiliates. CTCNA provides trustee services for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities, and collateralized debt obligations. As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, CTCNA was acting as agent for the named trustee or indenture trustee on approximately 560 asset-backed securities transactions with an aggregate principal balance of approximately $129 billion (USD). The Indenture Trustee, maintains a corporate trust office for correspondence purposes at 600 S. 4th Street, MAC: N9300-061, Minneapolis, Minnesota 55415, Attn: Asset-Backed Securities Department.

Any accounts that the Indenture Trustee is required to establish and maintain pursuant to the Transaction Documents are currently maintained at Wells Fargo Bank. Any change in location of such accounts by CTCNA will be done so in accordance with the terms of the Transaction Documents, including any applicable eligibility criteria set forth in the Transaction Documents.

As of November 1, 2021, CTCNA is acting as agent for the Paying Agent pursuant to the Transaction Documents. The Paying Agent is responsible for securities administration, which includes making monthly distributions to noteholders. With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the business of securities administration since June 30, 1995. As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, CTCNA was acting as agent for the securities administrator or paying agent, for approximately 664 asset-backed securities transactions with an aggregate principal balance of approximately $130 billion (USD).

Summary of the Servicing Agreement per Item 1108(c)(1) of Reg AB

The summary below is not intended to summarize all the terms of the Servicing Agreement. Interested parties should review the entire Servicing Agreement.

In this summary of the Servicing Agreement, the “Applicable Computershare Entity” means CTCNA or CDTC, as applicable, and the “Applicable Wells Fargo Entity” means Wells Fargo Bank or WFDTC, as applicable. Such terms are not used in the Servicing Agreement.

Effectiveness. The Servicing Agreement was effective as of the Closing Date, November 1, 2021.

Certain Defined Terms in the Servicing Agreement. Under section 2.1 of the Servicing Agreement,

(a) “Appointment” generally refers to the appointment of the Applicable Wells Fargo Entity to act in a Corporate Trust Capacity under any of the Corporate Trust Contracts of the corporate trust business,

(b) “Corporate Trust Contracts” generally refer to the corporate trust contracts for the Appointments,

(c) “Corporate Trust Capacity” generally refers to the Applicable Wells Fargo Entity’s roles under a Corporate Trust Contract,

(d) “Excluded Appointments” and “Restricted Appointments,” and together, “Serviced Appointments,” generally describe those Appointments for which the Applicable Wells Fargo Entity has not transferred all of its roles, and the rights, interests, obligations and duties associated with such roles, to the Applicable Computershare Entity, and the Applicable Computershare Entity is performing the duties related to the Applicable Wells Fargo Entity’s Corporate Trust Capacities in such Appointments as its agent pursuant to the Servicing Agreement,

(e) “Serviced Duties” generally refers to the duties and obligations of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under the Serviced Appointments that are performed by the Applicable Computershare Entity pursuant to the Servicing Agreement,

(f) a “Serviced Corporate Trust Contract” is generally a Corporate Trust Contract for which the Applicable Computershare Entity is performing the Serviced Duties related to the Applicable Wells Fargo Entity’s Corporate Trust Capacities pursuant to the Servicing Agreement, and

(g) “Retained Duties” generally refers to the duties of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under a Corporate Trust Contract that are not performed by the Applicable Computershare Entity as part of its Serviced Duties.

See section 2.1 of the Servicing Agreement for the full definitions of the terms described above and all the other defined terms used in the Servicing Agreement.

General Duties of the Applicable Computershare Entity. The Servicing Agreement obligates the Applicable Computershare Entity, to the fullest extent permitted by applicable law and the applicable Corporate Trust Contract, to supervise, manage, administer, and otherwise discharge Wells Fargo Bank’s Serviced Duties under a Serviced Corporate Trust Contract. Under the Servicing Agreement, the Applicable Wells Fargo Entities agreed to deliver necessary legal powers of attorney and to take other actions necessary to enable the Applicable Computershare Entity to perform the Applicable Wells Fargo Entity’s Serviced Duties and exercise its rights under the Serviced Corporate Trust Contract. The Applicable Computershare Entity is authorized to take “Specified Actions” which generally means any action (including any determination to take no action) with respect to a Serviced Appointment, requiring or permitting the exercise of judgment in connection with decisions between or among alternative courses of action. As a general matter, any such action or inaction may be taken by the Applicable Computershare Entity only if the Applicable Wells Fargo Entity would be authorized to take (or omit to take) such action under the applicable Serviced Corporate Trust Contract.

See section 3 of the Servicing Agreement for more detail.

Duties Retained by the Applicable Wells Fargo Entity. Under the Servicing Agreement, the Applicable Computershare Entity will not perform the Retained Duties, which will be retained and performed by the Applicable Wells Fargo Entity. Under the definition thereof, Retained Duties generally include the Applicable Wells Fargo Entity’s duties set forth in a Corporate Trust Contract related to account bank, depositary / depository, depository agent, eligible lender trustee, master servicer, backup advancing agent, trustee (or other similar role), buyer, financial institution, or lender roles, in each case, to the extent that (a) any such role is required to be performed by a deposit-taking institution and no Applicable Computershare Entity is eligible to serve in such role, (b) any such role would require the Applicable Computershare Entity to fund or originate loans or other extensions of credit (except for any advancing obligations per the terms of the Corporate Trust Contract), or (c) with respect to any role requiring the Applicable Wells Fargo Entity to make backup advances, the Applicable Computershare Entity could not perform such role without causing a rating agency to downgrade (or place on watch for downgrade) the rating assigned to the securities issued pursuant to the related Corporate Trust Contract. With respect to the backup advancing Retained Duty described in clause (c) in the preceding sentence, Exhibit A to the Servicing Agreement sets forth backup advancing procedures that the Applicable Computershare Entity and the Applicable Wells Fargo Entity will follow for any required backup advance under a Serviced Corporate Trust Contract.

For more detail, see the definition of “Retained Duties” in section 2.1 of the Servicing Agreement, section 3.10 of the Servicing Agreement, and Exhibit A to the Servicing Agreement.

Servicing Standard. The Servicing Agreement requires the Applicable Computershare Entity to perform the Serviced Duties under a Serviced Corporate Trust Contract as though it were a direct party to such contract (a) in compliance with the terms of the applicable Serviced Corporate Trust Contract, including any standard of care set forth therein, (b) in compliance with applicable law, and (c) consistent with (and with a standard of care no less than) its own practices in servicing its own corporate trust business.

See section 3.5 of the Servicing Agreement for more detail.

Parent Guaranty. Computershare Ltd, the parent of Computershare Trust Company and CDTC, is the Guarantor under the Servicing Agreement, and absolutely, unconditionally, and irrevocably guarantees for the benefit of the Applicable Wells Fargo Entities each and every covenant, agreement and other obligation of Computershare Trust Company and CDTC under the Servicing Agreement. The Applicable Wells Fargo Entities are entitled to enforce such obligations directly against Computershare Ltd.

See section 9.5 of the Servicing Agreement for more detail.

Compensation & Expenses. The Applicable Computershare Entity is entitled under the Servicing Agreement to receive all fees, compensation, reimbursement for expenses and other income related to the Serviced Appointments payable to or otherwise received by the Applicable Wells Fargo Entity pursuant to the Serviced Corporate Trust Contracts. The right of the Applicable Computershare Entity to receive all such fees, compensation, reimbursement for expenses and other income will terminate upon the earlier of (a) the date on which such Serviced Appointment is no longer subject to the Servicing Agreement, or (b) the termination of the Servicing Agreement.

Except as otherwise provided in the Servicing Agreement, the Applicable Computershare Entity is generally responsible under the Servicing Agreement to pay its own expenses and costs allocable to all aspects of performing Serviced Duties. The Servicing Agreement generally authorizes the Applicable Computershare Entity to exercise any of the Applicable Wells Fargo Entity’s rights under a Serviced Corporate Trust Contract related to a Serviced Appointment to any refunds, claims, causes of action, indemnity, contribution, reimbursement rights of set off and rights of recoupment recoverable from or against any third party, the Trust Assets or otherwise (including rights to insurance proceeds and rights under and pursuant to all warranties, representations and guarantees).

See section 4 of the Servicing Agreement for more detail.

Termination of Serviced Duties for a Serviced Corporate Trust Contract. The Servicing Agreement provides that the Applicable Computershare Entity’s Serviced Duties under the Servicing Agreement terminate for any Serviced Corporate Trust Contract at the “Appointment Expiration Time,” which generally means the time that the Applicable Wells Fargo Entity’s obligations under any Serviced Appointment are terminated or of no further force and effect, including upon the (a) valid termination or removal of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment, or (b) with the prior consent of the Applicable Computershare Entity, the resignation by, assignment by, or succession of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment.

See section 3.7 of the Servicing Agreement for more detail.

Termination of Servicing Agreement. The Servicing Agreement terminates upon the first to occur of (a) the date the parties mutually agree to terminate the Servicing Agreement, (b) the last Serviced Appointment is terminated, matured or expired under the terms of the applicable Serviced Corporate Trust Contract and all trust assets in respect thereof have been fully distributed, (c) the Applicable Wells Fargo Entity transfers the last Serviced Appointment to the Applicable Computershare Entity, (d) the Applicable Wells Fargo Entity has resigned from the last Serviced Appointment if permitted under Section 7.2 of the Servicing Agreement, and (e) the Applicable Wells Fargo Entity is removed from the Appointment or the Applicable Wells Fargo Entity is terminated in accordance with the

Servicing Agreement, the applicable Serviced Corporate Trust Contract, or any other agreement between the parties to the Servicing Agreement.

The Applicable Computershare Entity has the right to instruct the Applicable Wells Fargo Entity to execute documents whereby the Applicable Wells Fargo Entity resigns from any Corporate Trust Capacity appointing a successor under the Serviced Appointments.

The Applicable Wells Fargo Entity can elect to terminate the Servicing Agreement in the event that the remaining Serviced Appointments have generated LTM Fee Revenue that is less than 5% of the aggregate fee revenue generated by all Serviced Appointments as of January 1, 2024 in the twelve-month period prior to January 1, 2024. Under the Servicing Agreement, “LTM Fee Revenue” means the fee revenue (excluding net interest income but including money market fund fees) generated by all remaining Serviced Appointments in the last full twelve-month period prior to the time the Applicable Wells Fargo Entity elects to exercise the termination right described in the preceding sentence.

The Applicable Wells Fargo Entities have a right to terminate the Servicing Agreement with respect to a specific Serviced Appointment(s) in the event of certain “Major Defaults” by the Applicable Computershare Trust Companies following Computershare’s failure to remediate the Major Default. The Applicable Wells Fargo Entities may also terminate the Servicing Agreement upon the Applicable Computershare Entity’s insolvency or pursuant to applicable laws.

See section 7 of the Servicing Agreement and section II of Annex A to the Servicing Agreement for more detail.

Item	9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits:

  99.1       Second Amended and Restated Servicing Agreement, dated as of October 31, 2021, among Wells Fargo Bank, WFDTC, CTCNA, CDTC (upon execution of the Joinder Agreement, as defined therein) and CPU Ltd. (solely for purposes of section 9.5 thereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2020-1

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By: /s/ Frank E. Brown III
Name: Frank E. Brown III
Title: Senior Vice President, Corporate Counsel and Secretary

Dated: November 5, 2021